UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2007

APPLIED DIGITAL SOLUTIONS, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2007, Applied Digital Solutions, Inc.’s (the “Company”) majority-owned subsidiary, Digital Angel Corporation (“Digital Angel”), in connection with the planned sale by Digital Angel of its subsidiary OuterLink Corporation (“OuterLink”), (1) entered into amendments of (a) the Securities Purchase Agreement between Digital Angel and Imperium Master Fund, Ltd. (“Imperium”) and Gemini Master Fund, Ltd. (“Gemini” and together with Imperium, the “Investors”) and (b) the Registration Rights Agreement between Digital Angel and the Investors and (2) the Investors delivered a waiver letter to Digital Angel waiving certain of their rights under the Subsidiary Guaranty executed by OuterLink in favor of the Investors and the Security Agreement executed by Digital Angel and OuterLink in favor of the Investors (collectively, the amendments and the waiver letter are referred to as the “OuterLink Amendments”).

Pursuant to the terms of the OuterLink Amendments, the Investors (1) consented to the sale of OuterLink, (2) waived all existing defaults, if any, under Section 4.10(b) of the Securities Purchase Agreement, (3) released the outstanding shares of OuterLink owned by Digital Angel from the pledge and security interest granted to the Investors and (4) released OuterLink from its obligations arising under the Subsidiary Guaranty. In addition, the parties agreed to extend the registration deadline provided in the Registration Rights Agreement to October 1, 2007. As consideration, Digital Angel (i) amended the exercise price to $1.701 and the term of the outstanding warrants originally issued to the Investors in connection with the issuance of the 10.25% senior secured debenture and (ii) issued an additional 141,400 warrants with the same amended terms to the Investors. On June 28, 2007, Digital Angel also delivered its sixty-day prepayment notice to the Investors pursuant to Section 4 of the 10.25% senior secured debenture. Pursuant to the terms of the debenture, Digital Angel will pay 102% of the outstanding principal amount of the debenture on the date of repayment plus all accrued and unpaid interest.

Item 1.02 Termination of a Material Definitive Agreement

The information set forth in Item 1.01 is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 5 to Securities Purchase Agreement, dated as of June 28, 2007, by and between Digital Angel Corporation, Imperium Master Fund, Ltd. and Gemini Master Fund, Ltd.

10.2	Amendment No. 2 to Registration Rights Agreement, dated as of June 28, 2007, by and between Digital Angel Corporation, Imperium Master Fund, Ltd. and Gemini Master Fund, Ltd.

10.3	Form of Warrant to Purchase Common Stock of Digital Angel Corporation issued in favor of Imperium Master Fund, Ltd. and Gemini Master Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

Dated July 5, 2007

By: /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: Senior Vice President and Acting Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 5 to Securities Purchase Agreement, dated as of June 28, 2007, by and between Digital Angel Corporation, Imperium Master Fund, Ltd. and Gemini Master Fund, Ltd.
10.2	Amendment No. 2 to Registration Rights Agreement, dated as of June 28, 2007, by and between Digital Angel Corporation, Imperium Master Fund, Ltd. and Gemini Master Fund, Ltd.
10.3	Form of Warrant to Purchase Common Stock of Digital Angel Corporation issued in favor of Imperium Master Fund, Ltd. and Gemini Master Fund, Ltd.